UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 25, 2009

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Wessex House – 2nd Floor 45 Reid Street PO Box HM 845 Hamilton HM DX, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

                       On September 25, 2009, the registrant executed an Amendment to the Employment Agreement with Joseph V. Taranto, effective September 25, 2009.

                               The material terms of the Amendment of Employment Agreement are as follows:

Term:                                   To December 31, 2010

Cash Payment:	$2,500,000 upon execution of Amendment of Employment Agreement as consideration for extending his employment with and continuing to provide services

                       A copy of the Amendment of Employment Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

                       The remaining terms of Mr. Taranto’s employment agreement, which are summarized in the registrant’s proxy statement dated April 9, 2009, continue in effect.

 Item 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

                          10.1                    Amendment of Employment Agreement with
                                                           Joseph V. Taranto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By:  /S/ DOMINIC J. ADDESSO

Dominic J. Addesso

Executive Vice President and

Chief Financial Officer

Dated: October 1, 2009

EXHIBIT INDEX

Exhibit

Number	Description of Document	Page No.

10.1	Amendment of Employment Agreement with
Joseph V. Taranto	5